      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 24, 2004
                                                                FILE NO. 2-87913
                                                               FILE NO. 811-3904

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ---------------------
                                    FORM N-1A


             REGISTRATIONSTATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                            PRE-EFFECTIVE AMENDMENT NO.                   [ ]


                         POST-EFFECTIVE AMENDMENT NO. 21                  [X]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                   [X]

                                AMENDMENT NO. 21                          [X]

                              ---------------------
                      THE VALUE LINE TAX EXEMPT FUND, INC.
               (Exact Name of Registrant as Specified in charter)

                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891
               (Address of Principal Executive Offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500

                                DAVID T. HENIGSON
                                VALUE LINE, INC.
                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891
                     (Name and Address of Agent for Service)

                                    COPY TO:
                               PETER D. LOWENSTEIN
                         TWO SOUND VIEW DRIVE, SUITE 100
                               GREENWICH, CT 06830


     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)

     [ ]  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

     [X]  ON JULY 1, 2004 PURSUANT TO PARAGRAPH (b)

     [ ]  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

     [ ]  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

     [ ]  ON (DATE) PURSUANT TO PARAGRAPH (a)(1)

     [ ]  ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485


================================================================================

                      The Value Line Tax Exempt Fund, Inc.
                           The Money Market Portfolio
                           The National Bond Portfolio

           --------------------------------------------------------

                                   PROSPECTUS
                                  JULY 1, 2004

            --------------------------------------------------------


                                 [LOGO OMITTED]
                                 --------------
                                   VALUE LINE

                                     No-Load
                                     Mutual
                                      Funds


                                                                         #530538


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


              Fund Summary
              What are the Fund's goals? Page 2
              What are the main investment strategies of the Portfolios? Page 2 What are the main risks of investing in the Portfolios? Page 2 How have the Portfolios performed? Page 4
              What are the Fund's fees and expenses? Page 6


How We Manage the Fund
Our principal investment strategies Page 8
The type of securities in which we invest Page 8
The principal risks of investing in the Fund Page 9



                                Who Manages the Fund
                                Investment Adviser Page 11
                                Management fees Page 11
                                Portfolio management Page 11



          About Your Account
          How to buy shares Page 12
          How to sell shares Page 15
          Special services Page 17
          Dividends, distributions and taxes Page 17


                                   Financial Highlights
                                   Financial Highlights Page 19

                                  FUND SUMMARY


WHAT ARE THE FUND'S GOALS?

                    The Fund's primary investment objective is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: the MONEY MARKET PORTFOLIO and the NATIONAL BOND PORTFOLIO. Capital appreciation is a secondary objective of the NATIONAL BOND PORTFOLIO. Although each Portfolio will strive to achieve its goals, there is no assurance that it will succeed.

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE PORTFOLIOS?

                    The basic differences between the two Portfolios are the quality and average maturity of their holdings, the yield, portfolio diversification and the anticipated stability of the net asset value. The MONEY MARKET PORTFOLIO invests only in high quality (i.e., rated in the highest two categories of a nationally recognized statistical organization) municipal securities. The average maturity of its holdings will not exceed 90 days and its yield will fluctuate with changes in short-term interest rates. The MONEY MARKET PORTFOLIO does not invest for the purpose of seeking capital appreciation or gains. The higher quality, greater diversification and shorter maturities of the MONEY MARKET PORTFOLIO should result in its net asset value per share being more stable than the NATIONAL BOND PORTFOLIO.

                    The NATIONAL BOND PORTFOLIO invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 10 and 30 years.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIOS?


                    Investing in any mutual fund, including either Portfolio, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money that you invest. When you invest in either Portfolio, you assume a number of risks. Among them is INTEREST RATE RISK, the risk that as interest rates rise the value of some fixed income securities such as municipal securities may decrease, MARKET RISK, the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions, CREDIT RISK, the risk that any of the holdings in either Portfolio will have its credit downgraded or will default, INCOME RISK, the risk that a Portfolio's income may decline because of falling interest rates and other market conditions and LIQUIDITY RISK, the risk that at times it may be difficult to value a security or sell it at a fair price. These risks may impact the Money Market Portfolio to a lesser extent than the National Bond Portfolio.


                    New federal or state legislation may adversely affect the tax-exempt status of securities held by the Portfolios or the financial ability of municipalities to repay these obligations. Although distributions of interest income from each Portfolio's tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state local taxes on your fund distributions.


                    The price of the National Bond Portfolio's shares will increase and decrease according to changes in the value of the Portfolio's investments. The market values of municipal securities will vary inversely in relation to their yields.

                    The National Bond Portfolio has a high portfolio turnover rate which may negatively affect the Fund's performance.

                    An investment in either Portfolio is not a complete investment program and you should consider it just one part of your total investment program. Neither Portfolio is appropriate for IRAs or other tax-advantaged retirement plans.

                    AN INVESTMENT IN EITHER PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

HOW HAVE THE PORTFOLIOS PERFORMED?


                    The following information can help you evaluate the potential risks of investing in the Portfolios. We show how returns for the Portfolios' shares have varied over the past ten calendar years, as well as the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to a broad measure of market performance. You should remember that unlike the Portfolios, the indices are unmanaged and do not include the costs of buying, selling and holding the securities. All returns reflect reinvested dividends. The past performance of the Portfolios (before and after taxes) is not necessarily an indication of how they will perform in the future.

                    MONEY MARKET PORTFOLIO: TOTAL RETURNS (BEFORE TAXES) AS OF 12/31 EACH YEAR (%)



                                   1994           2.00
                                   1995           2.91
                                   1996           2.65
                                   1997           2.65
                                   1998           2.47
                                   1999           2.27
                                   2000           2.86
                                   2001           1.38
                                   2002           0.41
                                   2003           0.18

BEST QUARTER:    Q2 1995     +0.80%
WORST QUARTER:   Q3 2003     +0.02%





                    The Money Market Portfolio's 7-day yield as of December 31, 2003, was 0.30%. The current 7-day yield may be obtained by calling 800-243-2739.

                    AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003




                                    1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
  MONEY MARKET PORTFOLIO            0.18%        1.42%         1.97%
--------------------------------------------------------------------------------
  LIPPER TAX-EXEMPT MONEY MARKET
  FUNDS AVERAGE INDEX               0.45%        1.95%         2.47%
--------------------------------------------------------------------------------

 NATIONAL BOND PORTFOLIO: TOTAL RETURNS (BEFORE TAXES) AS OF 12/31 EACH YEAR (%)

                               1994          -6.91
                               1995          16.68
                               1996           3.55
                               1997           8.79
                               1998           5.46
                               1999          -4.81
                               2000          12.10
                               2001           4.38
                               2002           7.87
                               2003           4.09

BEST QUARTER:    Q1 1995     +7.04%
WORST QUARTER:   Q1 1994     (6.57%)



                    The National Bond Portfolio's year-to-date return for the three months ended March 31, 2004, was 1.49%.

                    AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003



                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
  NATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------
  Return before taxes                         4.09%        4.57%         4.90%
--------------------------------------------------------------------------------
  Return after taxes on distributions         4.09%        4.54%         4.77%
--------------------------------------------------------------------------------
  Return after taxes on distributions and     3.91%        4.51%         4.79%
  Sale of Portfolio shares
--------------------------------------------------------------------------------
  LEHMAN BROS. MUNICIPAL                      5.31%        5.83%         6.03%
  BOND INDEX (REFLECTS NO DEDUCTION FOR
  FEES, EXPENSES OR TAXES)
--------------------------------------------------------------------------------

                    After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Portfolio. The Portfolio's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Portfolio shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Portfolio. The Portfolio's "Return after taxes on distributions and sale of Portfolio shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Portfolio shares at the beginning and sold at the end of the specified period.

                    After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. After-tax returns reflect past tax effects and are not predictive of future tax effects.

                    Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

WHAT ARE THE FUND'S FEES AND EXPENSES?

                    These tables describe the fees and expenses you pay in connection with an investment in either of the Fund's Portfolios.

                    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


--------------------------------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE OF     NONE
OFFERING PRICE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL        NONE
PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS             NONE
--------------------------------------------------------------------------------
REDEMPTION FEE                                                           NONE
--------------------------------------------------------------------------------
EXCHANGE FEE                                                             NONE
--------------------------------------------------------------------------------

                ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
                        DEDUCTED FROM THE FUND'S ASSETS)


                                             MONEY MARKET       NATIONAL BOND
                                               PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------
  MANAGEMENT FEES                                0.50%              0.50%
--------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE (12b-1) FEES*         0.25%              0.25%
--------------------------------------------------------------------------------
  OTHER EXPENSES                                 0.46%              0.19%
--------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES           1.21%              0.94%
--------------------------------------------------------------------------------



                   * Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges. 12b-1 fees and management fees of 0.30% for the Money Market Portfolio were waived for the fiscal year ended February 29, 2004.

                    EXAMPLE

                    This example is intended to help you compare the cost of investing in each Portfolio to the cost of investing in other mutual funds. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Portfolio's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:


                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
  MONEY MARKET PORTFOLIO      $123       $384        $665        $1,466
--------------------------------------------------------------------------------
  NATIONAL BOND PORTFOLIO     $ 96       $300        $520        $1,155
--------------------------------------------------------------------------------

HOW WE MANAGE THE FUND

OUR PRINCIPAL INVESTMENT STRATEGIES

                    We analyze economic and market conditions, seeking to identify the securities that we think make the best investments. Under normal conditions, each Portfolio's assets will be invested so that at least 80% of the annual income of the Porfolio will be exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. This is a fundamental policy of each Portfolio which will not be changed without shareholder approval.

THE TYPE OF SECURITIES IN WHICH WE INVEST

                  o MONEY MARKET PORTFOLIO. This Portfolio invests in short-term municipal obligations. As a money market fund, this Portfolio must keep the average maturity of its holdings to 90 days or less. This minimizes the effect of changing interest rates on the net asset value of its shares. This Portfolio invests only in those securities which are rated in the highest two categories of a nationally recognized statistical rating organization as is required by all money market funds and attempts to maintain a stable net asset value of $1.00 per share.

                  o NATIONAL BOND PORTFOLIO. This Portfolio invests in municipal bonds that are rated at the time of purchase within the four highest categories of a nationally recognized statistical rating organization, or if not rated, deemed by the Adviser to be of comparable quality. These bonds include both secured and unsecured debt obligations. Capital appreciation is a secondary objective. If a bond's rating drops, the Adviser will review the desirability of continuing to hold the bond.


                    Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal, state or local personal income taxes. Municipal bonds are generally one of the following: general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power, or revenue bonds, which are payable from revenue derived from a particular facility or service.


                    The two portfolios may also invest in variable rate demand instruments, industrial development bonds and other securities which pay interest from revenues of projects with similar characteristics.

                    Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, general and local economic conditions, capital market conditions, the volume of municipal securities available, conditions within the municipal securities market, the slope of the yield curve, changes in tax laws, regulations and rules, and the maturity, rating and size of individual offerings.


                    TEMPORARY DEFENSIVE POSITION

                    From time to time in response to adverse market, economic, political or other conditions, the National Bond Portfolio may invest a portion of its assets in cash, cash equivalents or U.S. Government securities for temporary defensive purposes that are inconsistent with the Portfolio's principal investment strategies. This could help the Portfolio avoid losses, but it may result in lost opportunities and lower yields. If this occurs, the Portfolio's assets may not be invested in accordance with its strategy and the Portfolio may not achieve its investment objectives.


                    PORTFOLIO TURNOVER

                    The National Bond Portfolio may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy results in additional expenses and may negatively affect the Portfolio's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See "Financial Highlights" for the Portfolio's most current portfolio turnover rates.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND

                    Because of the nature of the National Bond Portfolio, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. Lower rated securities have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher rated securities.

                    When investing in either Portfolio you will also assume an INTEREST RATE RISK, the possibility that as interest rates rise the value of some fixed income securities may decrease. Other risks that you assume when investing in either Portfolio are MARKET RISK, CREDIT RISK, INCOME RISK and LIQUIDITY RISK. MARKET

                    RISK is the risk that the securities in a certain market will decline in value because of factors such as economic conditions or government actions. CREDIT RISK is the risk that any of the holdings in either Portfolio will have its credit rating downgraded or will default, thereby reducing the Portfolio's income level and share price. INCOME RISK is the risk that the Portfolio's income may decline because of falling interest rates and other market conditions. LIQUIDITY RISK is the risk that at times it may be difficult to value a security or sell it at a fair price. There is also the risk that government actions could have an adverse effect on municipal bond prices.


                    New federal or state legislation may adversely affect the tax-exempt status of securities held by the Portfolios or the financial ability of municipalities to repay these obligations. Although distributions of interest income from each Portfolio's tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.


                    An investment in either Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


                    Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund's recent portfolio holdings can be found in the Fund's current annual, semi-annual or quarterly reports.

WHO MANAGES THE FUND

                    The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

INVESTMENT ADVISER


                    Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of approximately $3 billion.

                    The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


MANAGEMENT FEES

                    For managing each Portfolio and its investments, the Adviser is paid a yearly fee of 0.50% of the Portfolio's average daily net assets.

PORTFOLIO MANAGEMENT

                    A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Fund's Portfolios.

                               ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

                  o BY TELEPHONE

                    Once you have opened an account, you can buy additional shares in the National Bond Portfolio by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

                  o BY WIRE

                    If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

                  o THROUGH A BROKER-DEALER

                    You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.



                  o BY MAIL

                    Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


                  o MINIMUM/ADDITIONAL INVESTMENTS

                    Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $250. The price you pay for shares in the National Bond Portfolio will depend on when we receive your purchase order. The price you pay for shares in the Money Market Portfolio is generally valued at $1.00 per share. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.

                  o TIME OF PURCHASE

                    Your price for shares in the National Bond Portfolio is the Fund's net asset value per share (NAV) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Newly-purchased shares in the Money Market Portfolio will begin to accrue dividends on the business day after the Fund receives Federal Funds from your purchase payment. A payment by check is normally converted to Federal Funds within one business day following receipt by the Fund. A business day is any day that the Exchange is open for business. The Money Market Portfolio's NAV will normally remain fixed at $1.00 per share.


                    Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

                  o DISTRIBUTION PLAN

                    The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.

                  o NET ASSET VALUE

                    We determine the Fund's NAV as of the close of regular trading on the Exchange each day the Exchange is open for business. We calculate NAV by adding the value of all the securities and assets in the Portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities held by the Money Market Portfolio are valued on the basis of amortized cost which does not take into account unrealized capital gains and losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Bonds and other fixed-income securities of the National Bond Portfolio are valued on the basis of prices provided by an independent pricing service.


                  o IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT WITH THE
                    VALUE LINE FUNDS

                    In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund's account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases. In addition, the Fund may limit any share purchases or close your account if it is unable to verify your identity.

HOW TO SELL SHARES


                  o BY MAIL

                    You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.


                    We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.

                    If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

                  o BY TELEPHONE OR WIRE (MONEY MARKET PORTFOLIO ONLY)

                    You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.

                  o BY CHECK (MONEY MARKET PORTFOLIO ONLY)

                    You can sell $500 or more of your shares by writing a check payable to the order of any person.


                  o THROUGH A BROKER-DEALER

                    Fund shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary.


                    Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity

                    Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.



                  o BY EXCHANGE

                    The shares of one Portfolio may be exchanged for shares of the other Portfolio or for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. We reserve the right to reject any exchange order.

                    When you send us a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after we receive your request. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

                    Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

                    The exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund's ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

                    ACCOUNT MINIMUM

                    If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

SPECIAL SERVICES

                    To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

                  o Valu-Matic (Registered Trademark) allows you to make regular monthly investments of $25 or more automatically from your checking account.

                  o Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                    Each Portfolio declares dividends daily from its net investment income. In the Money Market Portfolio, dividends are automatically reinvested each day in additional shares. Dividends credited to a shareholder's account in the National Bond Portfolio are distributed monthly. Each Portfolio distributes capital gains that it has realized annually. Each Portfolio may also make capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax.

                    Investors should consider the tax consequences of buying shares of either Portfolio shortly before the record date of a capital gain distribution because such distribution will generally be taxable even though the net asset value of shares of the Portfolio will be reduced by the distribution.

                    Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is not affected by whether you reinvest your dividends or receive them in cash. For U.S. federal income tax purposes, distributions from each Portfolio's tax-exempt interest, called "exempt interest dividends," are exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes and the federal alternative minimum tax. Distributions from a fund's net long-term capital gains, if any, are taxable as capital gains, while dividends from short-term capital gains, if any, and net investment income from non-tax-exempt securities are taxable as ordinary income. In addition, you may be subject to state and local taxes on dividends and distributions.


                    We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.


                    You generally will have a capital gain or loss if you dispose of your Portfolio shares by redemption, exchange or sale in an amount equal to the difference (if any) between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.


                    As with all mutual funds, each Portfolio may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide it with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


                    The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. We urge you to consult your tax adviser about your particular tax situation including federal, state, local, and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

FINANCIAL HIGHLIGHTS


                    The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.

FINANCIAL HIGHLIGHTS


                                                                     NATIONAL BOND PORTFOLIO
                                                               YEARS ENDED ON LAST DAY OF FEBRUARY,
----------------------------------------------------------------------------------------------------------------------------
                                              2004             2003             2002             2001             2000
----------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR      $  10.84         $  10.68         $  10.51         $   9.79         $  10.80
----------------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                        .38              .42              .45              .49              .49
  Net gains or losses on
  securities (both realized
  and unrealized)                              .19              .18              .17              .72             (.95)
----------------------------------------------------------------------------------------------------------------------------
  Total from investment
  operations                                   .57              .60              .62             1.21             (.46)
----------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net
  investment income                           (.38)            (.42)            (.45)            (.49)            (.49)
  Distributions from net
  realized gains                                --(+)          (.02)              --               --             (.06)
----------------------------------------------------------------------------------------------------------------------------
  Total distributions                         (.38)           (0.44)            (.45)            (.49)            (.55)
----------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF YEAR            $  11.03         $  10.84         $  10.68         $  10.51         $   9.79
----------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                5.36%            5.76%            5.97%           12.68%           (4.30)%
----------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
  (in thousands)                          $149,640         $165,175         $162,128         $158,139         $150,514
  Ratio of expenses to average
  net assets                                   .94%(1)          .91%(1)          .91%(1)          .82%(1)          .64%(1)
  Ratio of net investment income
  to average net assets                       3.50%            4.00%            4.28%            4.82%            4.77%
  Portfolio turnover rate                      166%             134%              76%              94%             163%
----------------------------------------------------------------------------------------------------------------------------



(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been .94%, .90%, .90%, .81% and .63%, respectively, for the years ended February 29, 2004, February 28, 2003, February 28, 2002, February 28, 2001 and February 29, 2000.
(+)  0.0005

FINANCIAL HIGHLIGHTS



                                                 MONEY MARKET PORTFOLIO
                                          YEARS ENDED ON LAST DAY OF FEBRUARY,
------------------------------------------------------------------------------------------------------------------------------------
                                                 2004                2003               2002                 2001            2000
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR       $     1.00          $     1.00         $     1.00           $     1.00         $  1.00
------------------------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                          .002                .004                .01                  .03             .02
------------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment
  income                                        (.002)              (.004)              (.01)                (.03)           (.02)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF YEAR             $     1.00          $     1.00         $     1.00           $     1.00         $  1.00
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                    .16%                .39%              1.12%                2.76%           2.38%
------------------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
  (in thousands)                           $   11,089          $   10,419         $   11,693           $   13,158         $13,456
  Ratio of expenses to average
  net assets                                      .91%(1)(2)         1.00%(1)(2)        1.25%(1)(2)          1.33%(1)(2)    1.15%(1)
  Ratio of net investment income
  to average net assets                           .16%                .39%              1.14%                2.73%          2.33%
------------------------------------------------------------------------------------------------------------------------------------




(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been .91%, 0.99%, 1.23%, 1.31% and 1.14%, respectively, as of February 29,
     2004, February 28, 2003, February 28, 2002, February 28, 2001 and February 29, 2000.

(2) Net of waived advisory, service and distribution plan fee. Had the expenses been paid by the Money Market Portfolio the ratio of expense to average net assets would have been 1.21%, 1.27%, 1.50% and 1.47% and the ratio of net investment income to average daily net assets would have been .00%, .12%, .89% and 2.59%, respectively, as of February 29, 2004, February 28, 2003, February 28, 2002 and February 28, 2001.

FOR MORE INFORMATION


                    Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated July 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus from our Internet site at http://www.vlfunds.com.


                    Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.


  INVESTMENT ADVISER                      SERVICE AGENT
  Value Line, Inc.                        State Street Bank and Trust Company
  220 East 42nd Street                    c/o BFDS
  New York, NY 10017-5891                 P.O. Box 219729
                                          Kansas City, MO 64121-9729

  CUSTODIAN                               DISTRIBUTOR
  State Street Bank and Trust Company     Value Line Securities, Inc.
  225 Franklin Street                     220 East 42nd Street
  Boston, MA 02110                        New York, NY 10017-5891



Value Line Securities, Inc.
220 East 42nd Street, New York, NY 10017-5891                  File no. 811-3904

                      THE VALUE LINE TAX EXEMPT FUND, INC.

               220 East 42nd Street, New York, New York 10017-5891
                                 1-800-243-2729

                                 www.vlfunds.com


--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 1, 2004

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Value Line Tax Exempt Fund, Inc. (the "Fund") dated July 1, 2004, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Fund's 2004 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-243-2729.


                                  ------------
                                TABLE OF CONTENTS


                                                                           PAGE
                                                                          -----
       Description of the Fund and Its Investments and Risks ..........   B-2
       Management of the Fund .........................................   B-7
       Investment Advisory and Other Services .........................   B-10
       Service and Distribution Plan ..................................   B-12
       Portfolio Transactions .........................................   B-12
       Capital Stock ..................................................   B-13
       Purchase, Redemption and Pricing of Shares .....................   B-13
       Taxes ..........................................................   B-16
       Performance Data ...............................................   B-20
       Financial Statements ...........................................   B-21
       Security Ratings ...............................................   B-21

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


     CLASSIFICATION. The Fund is an open-end, diversified, management investment company incorporated in Maryland in 1983. The Fund offers two portfolios: the Money Market Portfolio and the National Bond Portfolio (each, a "Portfolio", and together, the "Portfolios"). The Fund reserves the right to create additional portfolios although there are no present plans to do so.The Fund's investment adviser is Value Line, Inc. (the "Adviser").


     The basic differences between the two portfolios will be the length of time until the maturities of their holdings, the yield and the expected stability of the Net Asset Value as set forth below:


     MONEY MARKET PORTFOLIO: Expected weighted average maturity is 90 days or less. Generally, maturities will be no more than 397 days at time of purchase. The Portfolio will attempt to maintain the net asset value at $1.00 per share but attainment of such is not assured. Investments will consist of short-term municipal or United States Government obligations and notes and will be limited to those obligations which are backed by the full faith and credit of the United States or are rated Aa3 or better, MIG-2 or better or Prime-1 by Moody's Investors Service, Inc. ("Moody's") and AA or better, A-1 or better or SP-2 or better by Standard & Poor's Ratings Services ("S&P"). If the municipal obligations are not rated, then the issuer's long-term bond rating must be at least Aa3 as determined by Moody's or AA as determined by S&P.

     The Portfolio will limit its portfolio investments to U.S. dollar denominated instruments that its Board of Directors determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition. The term "Eligible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund purchases the security.

     NATIONAL BOND PORTFOLIO: Expected weighted average maturity is between 10 and 30 years. Typically, the municipal bonds in the National Bond Portfolio will be rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB) or will be obligations of issuers of equivalent creditworthiness, in the opinion of the Adviser. Those bonds rated Baa or "BBB" may have more speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. These bonds include both secured and unsecured debt obligations and, as a group, possess a fairly high degree of dependability of interest payments although certain of these bonds may have speculative characteristics. Portfolio securities may be sold without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Adviser desires to preserve gains or limit losses due to changing economic conditions. Capital appreciation is a secondary objective of the National Bond Portfolio. Portfolio turnover for the National Bond Portfolio in recent periods is shown under "Financial Highlights", in the Fund's prospectus. High portfolio turnover may result in correspondingly greater transaction costs.


     The two Portfolios may also invest in variable rate demand instruments and industrial development bonds and other securities, which pay interest from revenues of projects with similar characteristics. The

Portfolios may also contain commercial paper (considered Eligible Securities as defined above), U.S. government securities, repurchase agreements or other taxable short-term money market instruments when the Adviser deems such action appropriate.

     Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic conditions, money and capital market conditions, the volume of municipal securities available, conditions within the municipal securities market, the slope of the yield curve, proposed and actual changes in tax laws, regulations and rules, and the maturity, rating, and size of individual offerings. Market values of municipal securities will vary inversely in relation to their yields. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to maturity of the obligations.

     VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments permit the Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Fund intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Fund, or (3) to maintain a high quality investment portfolio. The issuer of a variable rate demand instrument may have a corresponding right to prepay at its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand instruments that the Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments.

     WHEN-ISSUED SECURITIES. Municipal securities may be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when the Fund buys or sells securities with payment and delivery taking place in the future, to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. When the Fund engages in when-issued and delayed-delivery transactions, certain risks are involved. The Fund relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund failing to obtain a price considered to be advantageous. The securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund commits to purchase municipal securities on a delayed-delivery basis or a when-issued basis, it will record the transaction and reflect the value of the municipal securities in determining the net asset value of the appropriate portfolio. A separate account for the Fund consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market. If the market value of the deposited securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     STANDBY COMMITMENTS. When municipal securities are purchased for the Money Market Portfolio, the Fund may obtain a "standby commitment"--that is, the right to resell the security to the seller at an agreed-upon price on certain dates or within a specific period. The Fund's right to exercise a standby commitment will be unconditional and unqualified. A standby commitment is not transferable by the Fund, and therefore terminates if the Fund sells the security to a third party. The Fund may pay for certain standby commitments either in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment, thereby reducing the yield to maturity otherwise available for the same securities. The Fund will enter into standby commitments only with banks and securities dealers which, in the opinion of the Adviser, present minimal credit risks. The Fund's ability to exercise a standby commitment will depend on the ability of the broker-dealer or bank to pay for the securities if the standby commitment is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase the security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.


     LENDING SECURITIES. The Fund may lend limited amounts of its portfolio securities to broker-dealers or institutional investors which the Adviser deems qualified, but only when the borrower agrees to maintain cash collateral with the Fund equal at all times to at least 100% of the value of the loaned securities and accrued interest. The Fund will continue to receive interest on the loaned securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned municipal securities received by the borrower and paid over to the Fund will not be exempt from federal income taxes when distributed by the Fund. The Fund will not lend securities if, as a result, the aggregate of such loans in each Portfolio would exceed 10% of the value of that Portfolio's total assets. The Fund may terminate such loans at any time.


     REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The value of the underlying securities will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund.

     While the Fund has no plans to do so during the current year, it may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

MUNICIPAL SECURITIES

     Municipal securities are debt issues of governmental bodies, other than the U.S. government, within the United States, including securities issued by or on behalf of states, territories, and possessions of the United States, by the District of Columbia, and by political subdivisions and their duly constituted agencies and instrumentalities. The interest on these issues generally is not includable in "gross income" for federal income tax purposes, subject, however, to many exceptions and limitations. The purpose of these issues is to obtain funds for various public uses, including the construction, repair, or improvement of various public facilities, such as airports, bridges, highways, housing, hospitals, mass transit, schools, streets, waterworks and sewage systems.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. GENERAL OBLIGATION bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. REVENUE bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the revenues from a special excise tax or other specific source, but not from general tax revenues. Revenue bonds include tax-exempt industrial revenue bonds that generally do not have the pledge of the credit of the issuer but are supported by revenues from a taxable corporation that operates a facility that was financed by the funds from the bond issue, and the pledge, if any, of real and personal property so financed as security for such payment. There are also a variety of hybrid and special types of municipal securities that have characteristics of both general obligation and revenue bonds.

     Municipal notes are short-term obligations issued to obtain temporary funds for states, cities, municipalities and municipal agencies. These notes include tax, revenue and bond anticipation notes that provide temporary funds until the anticipated taxes, revenues, or bond proceeds, respectively, are received by the issuer. Other municipal notes include construction loan notes and short-term discount notes. Certain project notes, issued by a state or local housing authority, are secured by the full faith and credit of the United States. Municipal commercial paper consists of very short-term negotiable notes, which provide seasonal working capital needs or interim construction financing. The commercial paper and tax and revenue anticipation notes are paid from general revenues or may be refinanced with long-term debt.

     Legislation to restrict or eliminate the federal income tax exemption for interest on municipal securities has, from time to time, been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. In such event, the Fund would re-evaluate its investment objective and submit possible changes in the structure of the Fund for the consideration of the shareholders.



     FUND POLICIES.

          (i) The Fund may not borrow money in either Portfolio, except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes or to facilitate redemptions and in amounts not exceeding 10% of the total assets of that Portfolio, or mortgage, pledge or hypothecate the assets of any Portfolio except as may be necessary in connection with such borrowings. Securities will not be purchased while borrowings are outstanding.

          (ii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.


          (iii) The Fund may not invest 25% or more of its assets in securities of issuers conducting their principal business activities in any one industry.

          (iv) The Fund may not purchase equity securities, securities convertible into equity securities or invest in real estate, although the Fund may invest in municipal securities secured by real estate or interests therein.

          (v) The Fund may not lend money except as provided under "Lending Securities" or in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

          (vi) The Fund may not engage in short sales, purchases on margin or participate on a joint or a joint and several basis in any trading account in securities.

          (vii) The Fund may not write, purchase or sell puts (except for standby commitments), calls or combinations thereof or purchase interests in oil, gas or other mineral exploration or development programs or leases.

          (viii) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding publicly issued debt obligations of any issuer or invest in companies for the purpose of exercising control. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


          (ix) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


          (x) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

          (xi) The Fund may not invest in commodities or commodity contracts.

          (xii) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

          (xiii) The Fund may not purchase or invest in restricted securities or securities which at the time of investment are not readily marketable or invest in repurchase agreements maturing in more than seven days if, as a result of such investment, more than 15% of the Fund's assets would then be invested in such securities.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restrictions (i) and
(xiii). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Director serves until his or her successor is elected and qualified.


                                          LENGTH   PRINCIPAL                         OTHER
                                          OF       OCCUPATION                        DIRECTORSHIPS
                                          TIME     DURING THE PAST                   HELD
NAME, ADDRESS AND AGE     POSITION        SERVED   5 YEARS                           BY DIRECTOR
------------------------- --------------- -------- --------------------------------- -----------------
Interested Directors*
Jean Bernhard Buttner     Chairman of     Since    Chairman, President and           Value Line, Inc.
Age 69                    the Board of    1984     Chief Executive Officer of
                          Directors and            Value Line, Inc. (the "Adviser")
                          President                and Value Line Publishing, Inc.
                                                   Chairman and President of
                                                   each of the 14 Value Line
                                                   Funds and Value Line Securi-
                                                   ties Inc. (the "Distributor")
Marion N. Ruth            Director        Since    Real Estate Executive: Presi-     Value Line, Inc.
5 Outrider Road                           2000     dent, Ruth Realty (real estate
Rolling Hills, CA 90274                            broker); Director of the Ad-
Age 69                                             viser since 2000.
Non-Interested Directors
John W. Chandler          Director        Since    Consultant, Academic Search       None
1611 Cold Spring Rd.                      1991     Consultation Service, Inc.
Williamstown, MA 01267                             Trustee Emeritus and Chair-
Age 80                                             man (1993-1994) of the Board
                                                   of Trustees of Duke Univer-
                                                   sity; President Emeritus, Will-
                                                   iams College.
Frances T. Newton         Director        Since    Customer Support Analyst,         None
4921 Buckingham Drive                     2000     Duke Power Company.
Charlotte, NC 28209
Age 63
Francis Oakley            Director        Since    Professor of History, Williams    Berkshire Life
54 Scott Hill Road                        2000     College, 1961 to present.         Insurance Com-
Williamstown, MA 01267                             President Emeritus since 1994     pany of America.
Age 72                                             and President, 1985-1994;
                                                   Chairman (1993-1997) and In-
                                                   terim President (2002) of the
                                                   America Council of Learned
                                                   Societies.

                                      LENGTH   PRINCIPAL                         OTHER
                                      OF       OCCUPATION                        DIRECTORSHIPS
                                      TIME     DURING THE PAST                   HELD
NAME, ADDRESS AND AGE   POSITION      SERVED   5 YEARS                           BY DIRECTOR
----------------------- ------------- -------- --------------------------------- ----------------
David H. Porter         Director      Since    Visiting Professor of Classics,   None
5 Birch Run Drive                     1997     Williams College, since 1999;
Saratoga Springs, NY                           President Emeritus, Skidmore
12866                                          College since 1999 and Presi-
Age 68                                         dent, 1987-1998.
Paul Craig Roberts      Director      Since    Chairman, Institute for Politi-   A. Schulman
169 Pompano St.                       1984     cal Economy.                      Inc. (plastics)
Panama City Beach, FL
32413
Age 65
Nancy-Beth Sheerr       Director      Since    Senior Financial Advisor          None
1409 Beaumont Drive                   1996     Veritable, L.P. (investment
Gladwyne, PA 19035                             advisor) since April 1, 2004;
Age 55                                         Senior Financial Advisor, Haw-
                                               thorne, 2001-2004.
Officers
Charles Heebner         Vice          Since    Senior Portfolio Manager with
Age 68                  President     1994     the Adviser.
Jeffrey Geffen          Vice          Since    Portfolio Manager with the Ad-
Age 54                  President     2003     viser since 2001; Vice Presi-
                                               dent Investments, Morgan
                                               Stanley Dean Witter Advisors,
                                                1989-2001.
Bradley Brooks          Vice          Since    Portfolio Manager with the Ad-
Age 41                  President     2001     viser.
David T. Henigson       Vice Presi-   Since    Director, Vice President and
Age 46                  dent,         1994     Compliance Officer of the Ad-
                        Secretary              viser. Director and Vice Presi-
                        and                    dent of the Distributor. Vice
                        Treasurer              President, Secretary and Trea-
                                               surer of each of the 14 Value
                                               Line Funds.


------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

     The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent registered public accountant firm to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the Fund's independent registered public accountant firm in executive session at each meeting of the Audit Committee. There were two meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean
B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a Nominating Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.



     The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended February 29, 2004. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.



                                                                TOTAL
                                                             COMPENSATION
                                                              FROM FUND
                                              AGGREGATE        AND FUND
                                            COMPENSATION       COMPLEX
NAME OF PERSON                                FROM FUND       (14 FUNDS)
--------------------                       --------------   -------------
Jean B. Buttner                                $  -0-          $   -0-
John W. Chandler                                3,161           45,000
Frances T. Newton                               3,161           45,000
Francis C. Oakley                               3,161           45,000
David H. Porter                                 3,161           45,000
Paul Craig Roberts                              3,161           45,000
Marion N. Ruth                                    -0-              -0-
Nancy-Beth Sheerr                               3,161           45,000



     The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund in all of the Value Line Funds as of December 31, 2003:


                                                            AGGREGATE DOLLAR
                                    DOLLAR RANGE OF          RANGE OF EQUITY
                                   EQUITY SECURITIES        SECURITIES IN ALL
NAME OF DIRECTOR                      IN THE FUND        OF THE VALUE LINE FUNDS
--------------------              -------------------   ------------------------
Jean B. Buttner                     Over $100,000            Over $100,000
John W. Chandler                    $1 -- $10,000          $10,001 -- $50,000
Frances T. Newton                   $1 -- $10,000          $10,001 -- $50,000
Francis C. Oakley                   $1 -- $10,000          $10,001 -- $50,000
David H. Porter                     $1 -- $10,000          $10,001 -- $50,000
Paul Craig Roberts                  $1 -- $10,000            Over $100,000
Marion N. Ruth                      $1 -- $10,000            Over $100,000
Nancy-Beth Sheerr                   $1 -- $10,000          $10,001 -- $50,000

     As of May 31, 2004, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding shares of either the National Bond Portfolio or the Money Market Portfolio except William E. Dorion and Elaine H. Dorion, 8363 Creedmore South Dr., Warrenton, VA 20187, who owned 1,067,636 shares of the Money Market Portfolio representing 10.3% of the outstanding shares, Milton Schlein, 55 West 14th Street, New York, NY 10011, who owned 595,334 shares of the Money Market Portfolio representing 5.7% of the outstanding shares and Thomas R. Pellett and Anne I. Pellett under Indenture of Trust, 450 E Lockwood Avenue, Saint Louis, MO 63119, which owned 879,469 shares of the Money Market Portfolio, representing 8.4% of the outstanding shares. At May 31, 2004, the Adviser and/or affiliated companies owned 57,153 shares of the National Bond Portfolio common shares, and 1,044 shares of the Money Market Portfolio, representing in each case less than 1% of the outstanding shares. At that date officers and directors of the Fund as a group owned 116,717 shares of the National Bond Portfolio and 8,004 shares of the Money Market Portfolio, representing in each case less than 1% of the outstanding shares.

     None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.



                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

     The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate of 0.50% of the Fund's average daily net assets. During its fiscal years ended on the last day of February 2002, 2003 and 2004, the Fund paid or accrued to the Adviser advisory fees of $852,283, $838,118 and $815,854, respectively. During the fiscal year ended February 29, 2004, the Adviser voluntarily waived a portion of the Money Market Portfolio's advisory fee in the amount of $5,520.


     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.


     In approving the investment advisory agreement, the Board of Directors, including the non-interested Directors voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance of the Fund for the past 1, 3, 5 and 10 year periods, the performance, fees and expenses of the Fund compared to funds of similar size with similar investment objectives, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Directors considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Directors, including all of the non-interested Directors voting separately, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. In making such determination, the Board of Directors relied upon assistance of their legal counsel.

     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $3 billion.

     Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.


     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.


     The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.


     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. Pricewaterhouse-

Coopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent registered public accounting firm and also performs certain tax preparation services.


                          SERVICE AND DISTRIBUTION PLAN


     The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund's average daily net assets. During the fiscal year ended February 29, 2004, the National Bond Portfolio paid fees of $380,587 to the Distributor under the Plan, the Distributor paid $45,954 to other broker-dealers and incurred $121,744 in advertising and other marketing expenses. Fees amounting to $27,340 payable to the Distributor by the Money Market Portfolio under the Plan for the year ended February 29, 2004, were voluntarily waived by the Distributor.

     The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

     The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's distribution expenses, the Distributor may earn a profit under the Plan Director.

     The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Directors who are not interested persons.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.


                             PORTFOLIO TRANSACTIONS

     Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from whom it appears that the best price and execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as principal. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. The Fund paid no brokerage commissions in fiscal 2002, 2003 or 2004.


     Transactions are allocated to various dealers by the Adviser in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Adviser in advising other funds and accounts it manages and, conversely, research services furnished to the Adviser by brokers in connection with the other funds and accounts it manages may be used by the Adviser in advising the Fund. Since such research services are supplementary to the research efforts of the Adviser and must be analyzed and reviewed by it, the receipt of such information is not expected to materially reduce its overall expenses.


     PORTFOLIO TURNOVER. The National Bond Portfolio's annual portfolio turnover rate exceeded 100% for three of the last five fiscal years. A rate of portfolio turnover of 100% would occur if all of the portfolio were replaced in a period of one year. To the extent that the National Bond Portfolio engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur additional expenses than might otherwise be the case. The portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.


                                  CAPITAL STOCK

     Each share of the Fund's common stock, $.01 par value, has one vote with fractional shares voting proportionately. Shares of each Portfolio have equal voting rights and preferences as to conversion, exchange, retirement or any other feature. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.


REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period
(a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the National Bond Portfolio on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

     If the Board of Directors determines that it is in the best interests of the Fund, the Fund may redeem, upon prior written notice at net asset value, all shareholder accounts which due to redemptions fall below $500 in net asset value. In such event, an investor will have 30 days to increase the shares in his account to the minimum level.


BY TELEPHONE OR WIRE (MONEY MARKET PORTFOLIO ONLY). You may redeem shares by telephone or wire instructions to BFDS by so indicating on the initial application. Payment will normally be transmitted on the business day following receipt of your instructions to the bank account at a member bank of the Federal Reserve System you have designated on your initial purchase application. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions received by telephone. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Any loss will be borne by the investor. Heavy wire traffic may delay the arrival of a wire until after public hours at your bank. Telephone or wire redemptions must be in amounts of $1,000 or more and your instructions must include your name and account number. The number to call before the close of business on the New York Stock Exchange is 1-800-243-2729. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time by the Fund.

BY CHECK (MONEY MARKET PORTFOLIO ONLY). You may elect this method of redemption by so indicating on the initial application and you will be provided a supply of checks by BFDS. These checks may be made payable to the order of any person in any amount of $500 or more. When your check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Dividends will be earned by the shareholder on the check proceeds until it clears. Checks will be returned unpaid if there are insufficient shares to meet the withdrawal amount.


     This method of redemption requires that your shares must remain in an open account and that no share certificates are issued and outstanding. You cannot close your account through the issuance of a check because the exact balance at the time your check clears will not be known when you write the check.


     If you use this privilege you will be required to sign a signature card which will subject you to State Street Bank and Trust Company's rules and regulations governing checking accounts. The authorization form which you must sign also contains a provision relieving the bank, BFDS, the Fund, Value Line Securities and the Adviser from liability for loss, if any, which you may sustain arising out of a non-genuine instruction pursuant to this redemption feature. Any additional documentation required to assure a genuine redemption must be maintained on file with BFDS in such a current status as BFDS may deem necessary. A new form properly signed and with the signature guaranteed must be received and accepted by BFDS before authorized redemption instructions already on file with NFDS can be changed.

     An additional supply of checks will be furnished upon request. There presently is no charge to the shareholder for these checks or their clearance. However, the Fund and BFDS reserve the right to make reasonable charges and to terminate or modify any or all of the services in connection with this privilege at any time and without prior notice. BFDS will impose a $5 fee for stopping payment of a check upon your request or if BFDS cannot honor the check due to insufficient funds or for other valid reasons.


     IMPORTANT: Shares purchased by check may not be redeemed until the Fund is reasonably assured of the final collection of the purchase check which may take up to 15 days.

CALCULATION OF NET ASSET VALUE: The net asset value per share of each Portfolio for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively.

NATIONAL BOND PORTFOLIO. Bonds and other fixed-income securities of the National Bond Portfolio are valued on the basis of prices provided by an independent pricing service approved by the Board of Directors. Because of the large number of outstanding issues of municipal bonds, the majority of issues do not trade each day; therefore, recent last sale prices are not always available. In valuing such securities, the pricing service generally takes into account institutional-size trading in similar groups of securities and any developments related to specific securities. Securities are valued by the pricing service at the most recent available bid prices provided by investment dealers when such prices are readily available and are representative of the bid side of the market. (The municipal bond market is typically a "dealer" market, meaning that investment dealers buy and sell bonds for their own accounts rather than for customers. As a result, the "spreads" or differences between bid and asked prices for certain municipal bonds may differ substantially among dealers.)

     The methods used by the pricing service and the valuations so established are periodically reviewed by the officers of the Fund under the general supervision of the Board of Directors. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part. Short-term instruments maturing within 60 days of the date of purchase will be valued at amortized cost, unless this does not represent fair value. Other assets and securities for which no quotations are readily available will be valued at their fair value as the Board of Directors or persons acting at their direction may determine.

MONEY MARKET PORTFOLIO. It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for purposes of sales and redemptions. The instruments held by the Money Market Portfolio are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.


     The valuation of securities based upon their amortized cost and the commitment to maintain the Portfolio's per share net asset value of $1.00 is permitted by Rule 2a-7 under the Investment Company Act of 1940. The rule requires that the Fund maintain a dollar-weighted average portfolio maturity for the Money Market Portfolio of 90 days or less, purchase instruments which have remaining maturities of 397 days or less only (except those which have a maturity in excess of 397 days but which permit the holder to demand payment at any time or at a specified time within 397 days), and invest only in securities determined by the Adviser (or where appropriate by the Board of Directors) to present minimal credit risks and that are, at the time of acquisition, eligible securities. The Directors have established procedures designed to achieve this objective including a review of the portfolio's holdings by the Directors, at such intervals as they may deem appropriate, to determine whether the portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Directors and if such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, making a special capital distribution, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.

                                      TAXES


     Each Portfolio is a separate series of the Fund and is treated as a separate entity for U.S. federal income tax purposes. Each Portfolio has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and assuming each Portfolio meets the distribution requirements stated below, each Portfolio is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Portfolio shares).


     In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, each Portfolio must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements.

     If a Portfolio qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Portfolio generally will be relieved of U.S. federal income tax on any income of the Portfolio, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Portfolio meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Portfolio intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a Portfolio did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and when such income is distributed, it would be subject to a further tax of the shareholder level.


     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

     In accordance with its investment objective, each Portfolio invests its assets in a manner that will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. Each Portfolio may from time to time invest a portion of its assets in short-term taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, enter into options or futures transactions, or acquire any debt obligation at a market discount.


     The Code permits tax-exempt interest received by each Portfolio to flow through as tax-exempt "exempt-interest dividends" to the Portfolio's shareholders, provided that each Portfolio qualifies as a regulated investment company and at least 50% of the value of each Portfolio's total assets at the close of each quarter of its taxable year consist of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of a Portfolio's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Portfolio as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return.


     Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax. Furthermore, that portion of any dividend paid by a Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of facility financed by such bonds or a related person.

     Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of a Portfolio generally will not be deductible for U.S. federal income tax purposes. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions from a Portfolio.

     For U.S. federal income tax purposes, all dividends from each Portfolio, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or they are reinvested in additional shares of the Portfolio. In general, assuming that a Portfolio has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income, and distributions from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Portfolio.

     Distributions to shareholders from the investment company taxable income of a Portfolio generally will not qualify for the 15% maximum U.S. federal income tax rate on qualified dividend income. Capital gain dividends distributed by a Portfolio, however, may qualify for the 15% maximum rate. Under current law, the 15% maximum federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.


     The Fund does not anticipate that any distributions will be eligible for the dividends-received deduction for corporate shareholders.

     Distributions by a Portfolio in excess of the Portfolio's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

     A shareholder may realize a capital gain or loss on the sale or redemption of shares of a Portfolio. The tax consequences of a sale, exchange, or redemption depend upon several factors, including the shareholder's tax basis in the shares and the length of time the shares have been held. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Portfolio's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Portfolio shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Redemptions, exchanges or sales of shares in the Money Market Portfolio generally will not result in taxable gain or loss if the Portfolio successfully maintains a constant net asset value per share. Any gain or loss that is recognized generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Portfolio shares will be disallowed if shares of the Portfolio are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers for excess losses.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


     At the time of an investor's purchase of Portfolio shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the assets of the Portfolio. Consequently, subsequent distributions by a Portfolio with respect to these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. The computation of net capital gains takes into account any capital loss carryforward of the Fund. The Money Market Portfolio had a capital loss carryover at February 29, 2004 of $8,787 of which $371 will expire in 2005, $2,067 in 2006, $5,267 in 2007, $523 in 2008 and $559 in 2012. To the extent future capital gains are offset by such capital losses, the Portfolio does not anticipate distributing any such gains to its shareholders.


     Investments in the Fund generally would not be suitable for non-taxable entities, such as tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional federal tax benefit from receiving tax-exempt income.


     Under the Code, dividends declared by the Fund in October, November and December of any calendar year, and payable to shareholders of record in such month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.


     If a Portfolio invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Portfolio elects to include market discount in income currently), the Portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Portfolio must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Portfolio may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

     Options written or purchased by a Portfolio on certain securities and indices may cause the Portfolio to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Portfolio as long-term or short-term. Additionally, a Portfolio may be required to recognize gain if an option, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Portfolio under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Portfolio may receive no corresponding cash amounts, possibly requiring the Portfolio to dispose of securities or to borrow to obtain the necessary cash. Losses on certain options and/or offsetting positions (portfolio securities or other positions with respect to which a Portfolio's risk of loss is substantially diminished by one or more options) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Portfolio to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, short sales, and straddles may affect the amount, timing and character of each Portfolio's income and gains or losses and hence of its distributions to shareholders.


     For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends (other than exempt-interest dividends), distributions of capital gains and redemption proceeds paid a portfolio will be subject to a federal 28% "backup withholding" requirement. In addition, a Portfolio may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which a Portfolio reasonably esimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.


     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all federal tax consequences. This discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower tax treaty rate on amounts treated as ordinary dividends from a Portfolio and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Portfolio. Shareholders are advised to consult with their tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

                                PERFORMANCE DATA

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

     For the one, five and ten year periods ending February 29, 2004, the National Bond Portfolio's average annual total returns were 5.36%, 4.94% and 5.32%, respectively; the average annual total returns (after taxes on distributions) were 5.36%, 4.91% and 5.18%, respectively; the average annual total returns (after taxes on distributions and sale of the Portfolio's shares) were 4.72%, 4.82% and 5.15%, respectively.


     The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.


     The Fund may also, from time to time, include a reference to its current quarterly or annual distribution rate in investor communications and sales literature preceded or accompanied by a Prospectus, reflecting the amounts actually distributed to shareholders which could include capital gains and other items of income not reflected in the Fund's yield, as well as interest and dividend income received by the Fund and distributed to shareholders (which is reflected in the Fund's yield).

     All calculations of the Fund's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund uses the same assumptions that apply to its calculation of yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended February 29, 2004, including the financial highlights for each of the five fiscal years in the period ended February 29, 2004, appearing in the 2004 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.


                                SECURITY RATINGS

RATINGS OF MUNICIPAL SECURITIES

     MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality". Aa--"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A--"upper medium grade obligations". Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--"medium grade"; neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     STANDARD & POOR'S RATINGS SERVICES. AAA--"obligations of the highest quality". AA-- issues with investment characteristics "only slightly less marked than those of the prime quality issues." A--"the third strongest capacity for payment of debt service". Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences in revenues. BBB--the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time.

RATINGS OF MUNICIPAL NOTES

     MOODY'S INVESTORS SERVICE, INC. MIG-1: the best quality. MIG-2: high quality, with margins for protection ample although not so large as in the preceding group. MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

     STANDARD & POOR'S CORPORATION. SP-1: Very strong capacity to pay principal and interest. SP-2: Satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

     MOODY'S INVESTORS SERVICE, INC. PRIME-1: highest quality; PRIME-2: higher quality.

     STANDARD & POOR'S CORPORATION. A-1: A very strong degree of safety. A-2:
Strong degree of safety.

RATINGS OF CORPORATIONS


     The Value Line financial strength rating of A++, A+ or A indicates that the company is within the top third of the approximately 1,700 companies regularly reviewed by The Value Line Investment Survey.

     The Value Line ratings are based upon a careful analysis of a number of financial variables including the size and stability of a company's profit stream, the level and consistency of the returns on capital and equity, the amount of financial leverage (including both short-and long-term debt), the level of cash on the balance sheet, the profile of the industry, or industries in which the company participates, the company's tax rate, the stock's price stability, the judgment of the analyst following the company, and the judgment of one or more supervisory analysts.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.


   (a)      Articles of Incorporation.*
   (b)      By-laws.*
   (c)      Not applicable.
   (d)      Investment Advisory Agreement.*
   (e)      Distribution Agreement.*
   (f)      Not applicable.
   (g)      Custodian Agreement.*
   (h)      Not applicable.
   (i)      Legal Opinion.*
   (j)      Consent of independent registered public accounting firm.
   (k)      Not applicable.
   (l)      Not applicable.
   (m)      Service and Distribution Plan.**
   (p)      Code of Ethics.**


------------
* Filed as an exhibit to Post-Effective Amendment No. 16, filed April 29, 1999, and incorporated herein by reference.
** Filed as an exhibit to Post-Effective Amendment No. 17, filed April 28, 2000, and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 16.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                                 POSITION WITH
          NAME                    THE ADVISER                         OTHER EMPLOYMENT
----------------------- ------------------------------- -------------------------------------------
Jean Bernhard Buttner   Chairman of the Board,          Chairman of the Board and Chief Officer
                        President and Chief             of Arnold Bernhard & Co., Inc. and Chair-
                        Executive Officer               man of the Value Line Distributor

Samuel Eisenstadt       Senior Vice President and                      ------------
                        Director

David T. Henigson       Vice President, Treasurer and   Vice President and a Director of Arnold
                        Director                        Bernhard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary and   Vice President, Secretary, Director of Ar-
                        Director                        nold Bernhard & Co., Inc.

Stephen Anastasio       Chief Financial Officer         -------------------------------

Harold Bernard, Jr.     Director                        Attorney-at-law; Retired Administrative
                                                        Law Judge

Herbert Pardes, MD      Director                        President and CEO of New York-
                                                        Presbyterian Hospital

Marion N. Ruth          Director                        Real Estate Executive. President, Ruth
                                                        Realty (real estate broker). Director or
                                                        Trustee of each of the Value Line Funds

Marianne B. Asher       Director                        Private Investor

Edgar A. Buttner        Director                        Postdoctoral Fellow, Harvard University



ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; and Value Line Asset Allocation Fund, Inc.

     (b)


                                         (2)
                                    POSITION AND             (3)
              (1)                     OFFICES           POSITION AND
      NAME AND PRINCIPAL           WITH VALUE LINE      OFFICES WITH
       BUSINESS ADDRESS           SECURITIES, INC.       REGISTRANT
------------------------------   ------------------   ----------------
  Jean Bernhard Buttner          Chairman of the      Chairman of the
                                 Board                Board and
                                                      President
  David T. Henigson              Vice President,      Vice President,
                                 Secretary,           Secretary and
                                 Treasurer and        Treasurer
                                 Director
  Stephen LaRosa                 Asst. Vice           Asst. Treasurer
                                 President


The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

     (c)  Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      Value Line, Inc.
      220 East 42nd Street
      New York, NY 10017
      For records pursuant to:
      Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
      Rule 31a-1(f)

      State Street Bank and Trust Company

      c/o BFDS

      P.O. Box 219729
      Kansas City, MO 64121-9729
      For records pursuant to Rule 31a-1(b)(2)(iv)

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110
      For all other records


ITEM 29. MANAGEMENT SERVICES.

     None.

ITEM 30. UNDERTAKINGS.

     None.

                                ----------------

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 21 to the registration statement on Form N-1A (the "Registration Statement") of our report dated April 14, 2004 relating to the financial statements and financial highlights which appear in the February 29, 2004 Annual Report to Shareholders of The Value Line Tax Exempt Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

June 23, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of June, 2004.


                                       THE VALUE LINE TAX EXEMPT FUND, INC.

                                       By: /S/ DAVID T. HENIGSON
                                          -------------------------------------
                                          DAVID T. HENIGSON, VICE PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.



         SIGNATURES                        TITLE                   DATE
---------------------------- -------------------------------- --------------
      *JEAN B. BUTTNER         Chairman and Director;          June 23, 2004
      (JEAN B. BUTTNER)          President; Principal
                                 Executive Officer

      *JOHN W. CHANDLER        Director                        June 23, 2004
     (JOHN W. CHANDLER)

     *FRANCES T. NEWTON        Director                        June 23, 2004
    (FRANCES T. NEWTON)

     *FRANCIS C. OAKLEY        Director                        June 23, 2004
    (FRANCIS C. OAKLEY)

      *DAVID H. PORTER         Director                        June 23, 2004
      (DAVID H. PORTER)

     *PAUL CRAIG ROBERTS       Director                        June 23, 2004
     (PAUL CRAIG ROBERTS)

       *MARION N. RUTH         Director                        June 23, 2004
       (MARION N. RUTH)

     *NANCY-BETH SHEERR        Director                        June 23, 2004
     (NANCY-BETH SHEERR)

     /S/ DAVID T. HENIGSON     Treasurer; Principal Financial  June 23, 2004
   ------------------------      and Accounting Officer
      (DAVID T. HENIGSON)



*By  /S/ DAVID T. HENIGSON
    --------------------------------------
    (DAVID T. HENIGSON, ATTORNEY-IN-FACT)